UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	July 13, 2020
INTEGER HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway,	Suite 1150	Plano,	Texas	75024
(Address of principal executive offices)				(Zip Code)
(214) 618-5243
Registrant’s telephone number, including area code
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                  Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On July 13, 2020, Integer Holdings Corporation (the “Company”) entered into Amendment No. 7 (the “Amendment”) to the Credit Agreement, dated as of October 27, 2015, by and among Greatbatch Ltd., as borrower, the Company, as parent, Manufacturers and Traders Trust Company, as administrative agent, and the Lenders party thereto, as amended (the “Credit Agreement”).
Pursuant to the terms of the Amendment, the total net leverage ratio was increased from the existing ratio of 4.00 to 1.00 to the following: (i) 4.75 to 1.00 for the period beginning with the third fiscal quarter of 2020 through and including the second fiscal quarter of 2021, and (ii) 4.50 to 1.00 for the third fiscal quarter of 2021. Additionally, the total net leverage ratio can be increased by 0.50 for up to four consecutive quarters commencing in any fiscal quarter in which the Company consummates an Eligible Adjustment Acquisition (as defined in the Amendment).
In connection with the Amendment, the Company agreed to pay each consenting lender (i) an advanced amendment fee equal to the product of (a) the amount of the unused commitments and the outstanding loans representing Financial Covenant Indebtedness (as defined in the Credit Agreement) of such lender as of the effective date of the Amendment multiplied by (b) ten basis points; and (ii) a deferred amendment fee payable in installments of an amount equal to the product of (x) the amount of the outstanding loans representing Financial Covenant Indebtedness (as defined in the Credit Agreement) of such lender as of each Payment Date (as defined in the Amendment) multiplied by (y) three and one-eighth basis points, except that the deferred amendment fee is waived and will not be payable for any Payment Date (except the last Payment Date) that the Company’s total net leverage ratio at the time of such Payment Date is less than 3.00 to 1.00.
The above description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
10.1
Seventh Amendment to Credit Agreement, dated as of July 13, 2020 by and among Greatbatch Ltd., as the borrower, Integer Holdings Corporation, as the parent, Manufacturers and Traders Trust Company, as administrative agent and as arranger, and the lenders party thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	July 14, 2020	INTEGER HOLDINGS CORPORATION

		By:	/s/ Jason K. Garland
Jason K. Garland
Executive Vice President and
Chief Financial Officer